Filed pursuant to Rule 497(e)
Registration Nos. 033-47508; 811-06653
The Jensen Quality Growth Fund Inc.

Supplement dated March 3, 2025
to the Summary Prospectus, Prospectus and Statement of Additional Information,
each dated September 30, 2024, as supplemented

Effective March 1, 2025, Eric Schoenstein retired from service as Vice President and Portfolio Manager of The Jensen Quality Growth Fund Inc. (the “Fund”), and as the Chief Investment Officer, Managing Director and owner of the Fund’s investment adviser, Jensen Investment Management, Inc.

Accordingly, all references to Mr. Schoenstein in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby removed.

Effective March 1, 2025, Mr. Jeffrey D. Wilson, CFA®, has been added as a portfolio manager of the Fund.

The following disclosures are hereby revised to reflect the addition of Mr. Wilson as a portfolio manager:

Summary Prospectus

The disclosure under the section titled “Management – Portfolio Managers” on page 5 of the Summary Prospectus is amended to read in its entirety as follows:

Portfolio Managers

The Fund is managed by the Adviser’s investment team for the Fund, which is composed of:

Portfolio Manager	Years of Service with the Fund	Primary Title
Robert D. McIver	Since 2005	President and Managing Director
Kurt M. Havnaer	Since 2007	Portfolio Manager
Allen T. Bond	Since 2011	Head of Research and Managing Director
Kevin J. Walkush	Since 2011	Head of ESG and Portfolio Manager
Adam D. Calamar	Since 2013	Portfolio Manager
Jeffrey D. Wilson	Since 2025	Portfolio Manager

Prospectus

The first paragraph under the section titled “Management of the Fund – Portfolio Managers” beginning on page 11 is amended to read in its entirety as follows:

Portfolio Managers

The Fund is managed by a team composed of the Adviser’s investment team for the Fund, which is responsible for all investment decisions for the Fund. All members share equal responsibility in managing the Fund and making decisions regarding the Fund’s investments. The SAI provides additional information about the investment team’s compensation, other accounts managed by each member of the investment team and each member’s ownership of securities in the Fund. The investment team is composed of Robert D. McIver, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush, Adam D. Calamar and Jeffrey D. Wilson.

Within the same section, the following disclosure is added for Mr. Wilson on page 12 of the Prospectus:

Jeffrey D. Wilson, CFA®
Jeffrey D. Wilson serves as a portfolio manager, participates in investment decision-making, and has responsibilities for investment research. Mr. Wilson, CFA, Portfolio Manager, has been employed by the Adviser since July 2019, previously holding the position of Business Analyst through December 2022, and has over 19 years of experience in the investment management industry. Mr. Wilson joined the Adviser from Scharf Investments, LLC (“Scharf”) where he held the position of Senior Research Analyst. In that role, Mr. Wilson provided global equity research coverage of domestic and international stocks. Prior to Scharf, he was an Analyst and Portfolio Manager at Freestone Capital Management, LLC, performing due diligence on several all-cap quality strategies during his six-year tenure. Mr. Wilson began his career at ICM Asset Management as a Research Analyst in 2005.

SAI

The section titled “Management of the Funds – Portfolio Manager”, beginning on page 17 is amended to read in its entirety as follows:

Portfolio Managers

The Fund is managed by an investment team consisting of Kurt M. Havnaer, Adam D. Calamar, Kevin J. Walkush, Robert D. McIver, Allen T. Bond and Jeffrey D. Wilson. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, other accounts including two registered open-end investment companies, an exchange traded fund, a collective investment fund, private clients and institutional investors, including pension plans, foundations and endowments (“other accounts”), as set forth below as of May 31, 2024.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)

Robert D. McIver
Other Registered Investment Companies	1	$55	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	41	$71	0	$0
Kurt M. Havnaer
Other Registered Investment Companies	1	$196	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allen T. Bond
Other Registered Investment Companies	1	$55	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	145	$841	0	$0
Kevin J. Walkush
Other Registered Investment Companies	1	$55	0	$0
Other Pooled Investment Vehicles	5	$1,077	0	$0
Other Accounts	0	$0	0	$0

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Adam D. Calamar
Other Registered Investment Companies	1	$196	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Jeffrey D. Wilson*
Other Registered Investment Companies	1	$62	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
*Assets and amounts for Mr. Wilson are as of December 31, 2024.

The section titled “Management of the Funds – Portfolio Manager – Ownership of Securities in the Funds by the Portfolio Managers” beginning on page 19 is amended to read in its entirety as follows:

Ownership of Securities in the Fund by the Portfolio Managers
As of May 31, 2024, the portfolio managers beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Allen T. Bond	$500,001 - $1,000,000
Adam D. Calamar	$100,001-$500,000
Kurt M. Havnaer	$100,001-$500,000
Robert D. McIver	Over $1,000,000
Kevin J. Walkush	$100,001-$500,000
Jeffrey D. Wilson(2)	$10,001-$50,000
(1)    The dollar range shown above includes Fund shares beneficially owned by the investment team member’s account in the Adviser’s Profit Sharing Plan.
(2)    Assets and amounts for Mr. Wilson are as of December 31, 2024.

Please retain this supplement for future reference.

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